UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018

Texas South Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-171064	99-0362471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4550 Post Oak Place Dr., Suite 300

Houston, TX 77027

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 820-6300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 8, 2018, Texas South Energy, Inc. (the “Company”) entered into a participation agreement dated effective January 1, 2018 (the “Agreement”) with Delek GOM Investments, LLC, a subsidiary of Delek Group Ltd. (“Delek”), and GulfSlope Energy, Inc. (“GulfSlope”) (collectively, the “Parties”) for the farm-out of the Company’s interests in its Gulf of Mexico oil and gas leases (the “Farm-out”). The Agreement sets out the terms and conditions of the Parties participation in the drilling of up to a multi-phase exploration program targeting the Company’s prospects (the “Prospects”) located on the Company’s existing leases (the “Leases”).

Under the terms of the Agreement, the Parties have committed to drill the Company’s “Canoe” and “Tau” prospects (the “Initial Phase”) with Delek having the option to participate in two additional two-well drilling phases and a final, three-well drilling phase (collectively, the “Phases”). In January 2018, the Company acquired from GulfSlope its 20% interest in the Vermilion South Addition Block 378 (“Canoe Prospect”) and in August 2017 the Company acquired from GulfSlope its 20% interest in Ship Shoal Block 351 and in Ship Shoal Block 336, which are collectively referred to as the Tau Prospect. In each Phase, Delek will earn a 75% working interest upon paying 90% of the exploratory costs associated with drilling each exploratory well. The Company will retain a 5% working interest while paying 2% of the exploratory costs associated with drilling each well. In addition, Delek will pay the Company $405,000 for each exploration plan filed with BOEM and/or BSEE on a Prospect in each Phase. Also, each Party will be responsible for its pro rata share (based on working interest) of delay rentals associated with the Prospects. GulfSlope will be the Operator during exploratory drilling of a Prospect, however, subsequent to a commercial discovery, Delek will have the right to become the Operator. Delek will have the right to terminate this Agreement at the conclusion of any drilling Phase. Delek will also have the option to purchase up to 5% of the Company’s common stock upon fulfilling its obligation for each Phase (maximum of 20% in the aggregate) at a price per share equal to a 10% discount to the 30-day weighted average closing price for the Company’s common stock preceding the acquisition. This option will expire January 8, 2020. The foregoing description of the Agreement does not purport to be a complete description of the terms, provisions and conditions of such document, and represents only a summary of certain of the principal terms, provisions and conditions thereof.

The Company will assign a two-tenths of one percent of 8/8ths net profits interest in certain of the Company’s oil and gas leases to include Vermilion Area, South Addition 378, Ship Shoal Area, South Addition 336, and Ship Shoal Area, South Addition 351, to Hi-View Investment Partners, LLC (“Hi-View”) in consideration for consulting services provided pursuant to a non-exclusive consulting engagement dated October 25, 2017, by and between Hi-View, the Company, and GulfSlope (the ”Advisory Agreement”). Hi-View will be entitled to additional assignments on the same terms and conditions as described above related to any of Leases whereby Delek elects to participate in drilling of an exploratory well. In addition, the Company issued twenty million shares of its common stock to Hi-View in consideration for consulting services provided pursuant to the Advisory Agreement. In the event that Delek has not funded the $405,000 payment referenced above within six months of execution of this Agreement, then the common stock will be returned by Hi-View to the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

During October 2017, the Company sold 7,250,000 shares of common stock to certain accredited investors for an aggregate total of $145,000.

During January 2018, the Company issued 20,000,000 shares of common stock to Hi-View pursuant to the Advisory Agreement.

During January 2018, the Company sold 650,000 shares of common stock to certain accredited investors for an aggregate total of $13,000.

During January 2018, the Company converted $400,000 of the principal amount of an unsecured promissory note into 15,000,000 shares of the Company’s common stock, a principal amount of $200,000 was converted at $0.02 per share and a principal amount of $200,000 was converted at $0.04 per share.

The issuances of these securities did not involve the payment of any sales commissions and were exempt pursuant to Section 4(a)(2) of the Securities Act of 1933.

Item 7.01 Regulation FD Disclosure.

On January 8, 2018 the Company issued a press release announcing the entry into the agreements referred to above with Delek and GulfSlope. A copy of the news release issued by the Company is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. The Company’s estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations, or of preliminary results of past performance which are yet to be finalized. Although the Company believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to the Company. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “intend,” “expect,” “estimate,” “plan,” “will” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in the Company’s other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation and does not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibits are furnished as part of this current report on Form 8-K:

	99.1	News Release dated January 8, 2018 announcing Strategic Partnership in Gulf of Mexico.
	99.2	Participation Agreement By and Between Texas South Energy, Inc., GulfSlope Energy, Inc., and Delek GOM Investments, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2018

TEXAS SOUTH ENERGY, INC.

By:	/s/ Michael J. Mayell
Michael J. Mayell, Chief Executive Officer

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